UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 19, 2008 (October 28, 2008)

Behringer Harvard Opportunity REIT II, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Maryland	333-140887	20-8198863
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

15601 Dallas Parkway, Suite 600, Addison, Texas
75001

(Address of principal executive offices)
(Zip Code)

(866) 655-3600

(Registrant’s telephone number, including area code)

None

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Pursuant to the requirements of the Securities Exchange Act of 1934, Behringer Harvard Opportunity REIT II, Inc. (which may be referred to as the “Registrant,” “we,” “our,” or “us”) hereby amends our Current Report on Form 8-K filed on November 3, 2008 to provide the required financial statements relating to our acquisition of a multi-tenant office building located in Denver, Colorado (“1875 Lawrence”), as described in such Current Report.

After reasonable inquiry, we are not aware of any material factors relating to 1875 Lawrence that would cause the reported revenues and certain operating expenses relating to it not to be necessarily indicative of future operating results.

Item 9.01                               Financial Statements and Exhibits.

		Page
(a)	Financial Statements of Businesses Acquired.

	Independent Auditors’ Report	3

	Statements of Revenues and Certain Operating Expenses for the nine months ended September 30, 2008 (unaudited) and for the year ended December 31, 2007	4

	Notes to the Statements of Revenues and Certain Operating Expenses for the nine months ended September 30, 2008 (unaudited) and for the year ended December 31, 2007	5

(b)	Pro Forma Financial Information.

	Unaudited Pro Forma Consolidated Financial Information	7

	Unaudited Pro Forma Consolidated Balance Sheet as of September 30, 2008	8

	Unaudited Pro Forma Consolidated Statement of Operations for the nine months ended September 30, 2008	9

	Unaudited Pro Forma Consolidated Statement of Operations for the period from January 9, 2007 (date of inception) through December 31, 2007	10

	Unaudited Notes to Pro Forma Consolidated Financial Statements	11

Independent Auditors’ Report

To the Board of Directors and Stockholders of

Behringer Harvard Opportunity REIT II, Inc.

Addison, Texas

We have audited the accompanying statement of revenues and certain operating expenses (the “Historical Summary”) of 1875 Lawrence, a multi-tenant office building located in Denver, Colorado (the “Property”), for the year ended December 31, 2007. This Historical Summary is the responsibility of the Property’s management. Our responsibility is to express an opinion on the Historical Summary based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Historical Summary is free of material misstatement.  An audit includes consideration of internal control over financial reporting as it relates to the Historical Summary as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting as it relates to the Historical Summary.  Accordingly, we express no such opinion.  An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the Historical Summary, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the Historical Summary.  We believe that our audit provides a reasonable basis for our opinion.

The accompanying Historical Summary was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion in this Form 8-K/A of Behringer Harvard Opportunity REIT II, Inc.) as described in Note 1 to the Historical Summary and is not intended to be a complete presentation of the Property’s revenues and expenses.

In our opinion, the Historical Summary presents fairly, in all material respects, the revenues and certain operating expenses described in Note 1 to the Historical Summary of the Property for the year ended December 31, 2007, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

Dallas, Texas
December 19, 2008

1875 Lawrence

Statements of Revenues and Certain Operating Expenses

For the Nine Months Ended September 30, 2008 (unaudited)

and for the Year Ended December 31, 2007

	Nine Months Ended
	September 30, 2008	Year Ended
	(unaudited)	December 31, 2007
Revenues
Rental revenue	$2,765,503	$3,498,135
Tenant reimbursement and other income	152,981	101,564
Total revenues	2,918,484	3,599,699

Certain Operating Expenses
Property operating expenses	765,534	1,151,437
Property taxes	327,015	433,617
Management fees	81,439	96,695
General and administrative expenses	112,393	161,768
Total certain operating expenses	1,286,381	1,843,517

Revenues in excess of certain operating expenses	$1,632,103	$1,756,182

See accompanying Notes to the Statements of Revenues and Certain Operating Expenses.

1875 Lawrence

Notes to the Statements of Revenues and Certain Operating Expenses

For the Nine Months Ended September 30, 2008 (unaudited)

and for the Year Ended December 31, 2007

1.  ORGANIZATION AND BASIS OF PRESENTATION

On October 28, 2008, Behringer Harvard Opportunity REIT II, Inc. (the “Company”) acquired a multi-tenant office building known as 1875 Lawrence, located in Denver, Colorado (“1875 Lawrence”).  1875 Lawrence is a 15-story office building containing approximately 185,000 (unaudited) rentable square feet, with a subterranean parking garage, located on approximately one-half acre of land.  The total contract purchase price for 1875 Lawrence, exclusive of closing costs, was $34.5 million.  The Company used proceeds from its offering of common stock to the public to acquire 1875 Lawrence.

The statements of revenues and certain operating expenses (the “Historical Summaries”) have been prepared for the purpose of complying with the provisions of Article 3-14 of Regulation S-X promulgated by the Securities and Exchange Commission (the “SEC”), which requires certain information with respect to real estate operations to be included in certain filings with the SEC.  The Historical Summaries include the historical revenues and certain operating expenses of 1875 Lawrence, exclusive of items which may not be comparable to the proposed future operations of 1875 Lawrence.  The Historical Summaries are not intended to be a complete presentation of the revenues and operating expenses of 1875 Lawrence for the nine months ended September 30, 2008 and the year ended December 31, 2007.

The statement of revenues and certain operating expenses and notes thereto for the nine months ended September 30, 2008, included in this report, are unaudited.  In the opinion of the Company’s management, all adjustments necessary for a fair presentation of such statement of revenues and certain operating expenses have been included.  Such adjustments consist of normal recurring items.  Interim results are not necessarily indicative of results for a full year.

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Principles of Reporting and Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions of the reported amounts of revenues and certain operating expenses during the reporting period.  Actual results may differ from those estimates.

Revenue Recognition

The operations of 1875 Lawrence consist of rental income earned from tenants under lease agreements which provide for minimum rent payments.  The leases have been accounted for as operating leases.  Rental income is recognized by amortizing the aggregate lease payments on a straight-line basis over the entire terms of the leases, which amounted to a decrease in rental income of approximately $53,400 (unaudited) for the nine month period ended September 30, 2008 and approximately $26,700 for the year ended December 31, 2007.

Lease incentives are amortized over the lease-term through annual charges to rental income calculated using the straight-line method.  Rental income was decreased by the amortization of lease incentives by approximately $1,400 (unaudited) for the nine months ended September 30, 2008 and approximately $4,500 for the year ended December 31, 2007.

Reimbursement income consists of recovery of certain basic operating costs over an established base amount.  Recoveries are recognized as revenue in the period the applicable costs are incurred.

1875 Lawrence

Notes to the Statements of Revenues and Certain Operating Expenses

For the Nine Months Ended September 30, 2008 (unaudited)

and for the Year Ended December 31, 2007

3.  LEASES

The aggregate annual minimum cash payments to be received on the non-cancelable operating leases in effect as of December 31, 2007 are as follows:

Year Ending December 31,	Amount
2008	$3,466,266
2009	3,510,566
2010	2,868,607
2011	1,022,257
2012	583,151
Thereafter	298,640
$11,749,487

The minimum future rental income represents the base rent required to be paid under the terms of the leases exclusive of charges for real estate taxes and operating cost escalations.

4.  CONCENTRATIONS AND COMMITMENTS

The following presents rental income (base rent) from tenants who individually represented more than 10% of 1875 Lawrence’s aggregate rental income for the year ended December 31, 2007:

Name	Amount
Policy Studies, Inc.	$763,000
McKenna Long & Aldridge, LLP	$432,000

******

Behringer Harvard Opportunity REIT II, Inc.

Unaudited Pro Forma Consolidated Financial Information

On October 28, 2008, we acquired a multi-tenant office building known as 1875 Lawrence, located in Denver, Colorado (“1875 Lawrence”).  The total contract purchase price for 1875 Lawrence, exclusive of closing costs, was approximately $34.5 million.  We used proceeds from our offering of common stock to the public to acquire 1875 Lawrence.  In our opinion, all material adjustments necessary to reflect the effects of the above transaction have been made.

The following unaudited pro forma consolidated balance sheet as of September 30, 2008 is presented as if we acquired 1875 Lawrence on September 30, 2008.  The following unaudited pro forma consolidated statements of operations for the nine months ended September 30, 2008 and for the year ended December 31, 2007 are presented as if we had acquired 1875 Lawrence on January 9, 2007 (date of inception).  This unaudited pro forma consolidated financial information should be read in conjunction with the historical financial statements and notes thereto as filed in our quarterly report on Form 10-Q for the nine months ended September 30, 2008 and our annual report on Form 10-K for the period from January 9, 2007 (date of inception) through December 31, 2007 and are not necessarily indicative of what the actual financial position or results of operations would have been had we completed the transaction as of the beginning of the periods presented, nor is it necessarily indicative of future results.

Behringer Harvard Opportunity REIT II, Inc.

Unaudited Pro Forma Consolidated Balance Sheet

as of September 30, 2008

	September 30, 2008	Pro Forma
	as Reported	Adjustments	Pro Forma
	(a)	(b)	September 30, 2008
Assets
Real Estate
Land	$—	$9,000,000	$9,000,000
Buildings, net	—	26,102,359	26,102,359
Total real estate	—	35,102,359	35,102,359

Cash and cash equivalents	47,860,832	(35,020,583)	12,840,249
Receivable from related party	543,104	—	543,104
Prepaid expenses and other assets	1,237,941	6,743	1,244,684
Lease intangibles, net	—	2,972,282	2,972,282
Total assets	$49,641,877	$3,060,801	$52,702,678

Liabilities and Stockholders’ Equity
Payables to related parties	$3,999,415	$—	$3,999,415
Distributions payable	126,916	—	126,916
Acquired below-market leases, net	—	2,441,149	2,441,149
Accrued liabilities	101,644	619,652	721,296
Total liabilities	4,227,975	3,060,801	7,288,776

Commitments and contingencies

Stockholders’ Equity
Preferred stock, $.0001 par value per share; 50,000,000 shares authorized, none outstanding	—	—	—
Convertible stock, $.0001 par value per share;1,000 shares authorized, 1,000 outstanding	—	—	—
Common stock, $.0001 par value per share; 350,000,000 shares authorized, 5,590,210 and 22,471 shares issued and outstanding at September 30, 2008 and December 31, 2007, respectively	559	—	559
Additional paid-in capital	45,989,309	—	45,989,309
Accumulated distributions and net loss	(575,966)	—	(575,966)
Total stockholders’ equity	45,413,902	—	45,413,902
Total liabilities and stockholders’ equity	$49,641,877	$3,060,801	$52,702,678

See accompanying Unaudited Notes to Pro Forma Consolidated Financial Statements.

Behringer Harvard Opportunity REIT II, Inc.

Unaudited Pro Forma Consolidated Statement of Operations

For the Nine Months Ended September 30, 2008

	Nine Months Ended September 30, 2008 as Reported	Statement of Revenues and Certain Operating Expenses	Other Pro Forma		Pro Forma Nine Months Ended September 30,
	(a)	(b)	Adjustments		2008

Revenue	$—	$2,918,484	$807,927	(c)	$3,726,411

Expenses
Property operating expenses	—	877,927	—		877,927
Property taxes	—	327,015	—		327,015
Property management fees	—	81,439	(81,439	)(d)	131,332
			131,332	(e)
Asset management fees	—	—	258,375	(f)	258,375
General and administrative	398,164	—	—		398,164
Depreciation and amortization	—	—	1,842,303	(g)	1,842,303
Total expenses	398,164	1,286,381	2,150,571		3,835,116

Interest income	245,461	—	—		245,461
Net income (loss)	$(152,703)	$1,632,103	$(1,342,644)		$136,756

Weighted average shares outstanding:
Basic and diluted	1,626,721		2,242,957	(h)	3,869,678

Earnings (loss) per share:
Basic and diluted	$(0.09)				$0.04

See accompanying Unaudited Notes to Pro Forma Consolidated Financial Statements.

Behringer Harvard Opportunity REIT II, Inc.

Unaudited Pro Forma Consolidated Statement of Operations

For the Period from January 9, 2007 (date of inception) through December 31, 2007

	Period from January 9, 2007 (date of inception) through December 31, 2007 as Reported	Statement of Revenues and Certain Operating Expenses	Other Pro Forma		Pro Forma Period from January 9, 2007 (date of inception) through December 31,
	(a)	(b)	Adjustments		2007

Revenue	$—	$3,599,699	$1,077,236	(c)	$4,676,935

Expenses
Property operating expenses	—	1,313,205	—		1,313,205
Property taxes	—	433,617	—		433,617
Property management fees	—	96,695	(96,695	)(d)	161,986
			161,986	(e)
Asset management fees	—	—	344,500	(f)	344,500
General and administrative	53,675	—	—		53,675
Depreciation and amortization	—	—	2,456,404	(g)	2,456,404
Total expenses	53,675	1,843,517	2,866,195		4,763,387

Interest income	2,040	—	—		2,040
Net income (loss)	$(51,635)	$1,756,182	$(1,788,959)		$(84,412)

Weighted average shares outstanding:
Basic and diluted	22,471		3,847,207	(h)	3,869,678

Loss per share:
Basic and diluted	$(2.30)				$(0.02)

See accompanying Unaudited Notes to Pro Forma Consolidated Financial Statements.

Behringer Harvard Opportunity REIT II, Inc.

Unaudited Notes to Pro Forma Consolidated Financial Statements

Unaudited Pro Forma Consolidated Balance Sheet

a.                                       Reflects our historical balance sheet as of September 30, 2008.

b.                                      Reflects the acquisition of 1875 Lawrence for approximately $35.6 million, including acquisition costs. We used proceeds from our offering of common stock to the public to acquire 1875 Lawrence. We have preliminarily allocated our purchase price to the assets and liabilities below and estimated the remaining useful lives of the tangible and intangible assets as follows:

Description	Allocation	Estimated Useful Life

Land	$9,000,000	—
Buildings	26,102,359	25 years
Lease intangibles, net	2,972,282	2 to 3 years
Prepaid expenses and other assets	6,743	—
Acquired below-market leases, net	(2,441,149)	2 to 3 years
Accrued liabilities	(619,652)	—
	$35,020,583

We have preliminarily allocated the purchase price to the above tangible and identified intangible assets acquired and liabilities assumed based on their relative fair values in accordance with Statement of Financial Accounting Standards No. 142, “Goodwill and Other Intangible Assets” as follows:

The fair value of the tangible assets acquired, consisting of land and buildings, is determined by valuing the property as if it were vacant, and the “as-if-vacant” value is allocated to the tangible assets. Land values are derived from appraisals, and building values are calculated as replacement cost less depreciation or management’s estimates of the relative fair value of these assets using discounted cash flow analyses or similar methods. The value of commercial office buildings is depreciated over the estimated useful life of 25 years using the straight-line method.

We determine the value of above-market and below-market in-place leases for acquired properties based on the present value (using an interest rate that reflects the risks associated with the leases acquired) of the difference between (i) the contractual amounts to be paid pursuant to the in-place leases and (ii) management’s estimate of current market lease rates for the corresponding in-place leases, measured over a period equal to (a) the remaining non-cancelable term for above-market leases, or (b) the remaining non-cancelable lease term plus any fixed rate renewal option for below-market leases. We record the fair value of above-market and below-market leases as intangible assets or intangible liabilities, respectively, and amortize them as an adjustment to rental income over the above determined lease term.

The total value of identified real estate intangible assets acquired is further allocated to in-place lease values, in-place tenant improvements, in-place leasing commissions, and tenant relationships based on our evaluation of the specific characteristics of each tenant’s lease and our overall relationship with that respective tenant. The aggregate value for tenant improvements and leasing commissions are based on estimates of these costs incurred at inception of the acquired leases, amortized through the date of acquisition. The aggregate value of in-place leases acquired and tenant relationships are determined by applying a fair value model. The estimates of fair value of in-place leases includes an estimate of carrying costs during the expected lease-up periods for the respective spaces considering current market conditions. In estimating the carrying costs that would have otherwise been incurred had the leases not been in place, we include such items as real estate taxes, insurance and other operating expenses as well as lost rental revenue during the expected lease-up period based on current market conditions. The estimates of the fair value of tenant relationships also include costs to execute similar leases including leasing commissions, legal fees, and tenant improvements as well as an estimate of the likelihood of renewal as determined by management on a tenant-by-tenant basis.

We amortize the value of in-place leases to expense over the terms of the respective leases. The value of tenant relationship intangibles is amortized to expense over the initial term and any anticipated renewal periods, but in no event does the amortization period for intangible assets exceed the remaining depreciable life of the building. Should a tenant terminate its lease, the unamortized portion of the in-place lease value and tenant relationship intangibles would be charged to expense.

Behringer Harvard Opportunity REIT II, Inc.

Unaudited Notes to Pro Forma Consolidated Financial Statements

Unaudited Pro Forma Consolidated Statement of Operations for the Nine Months Ended September 30, 2008

a.                                       Reflects our historical operations for the nine months ended September 30, 2008.

b.                                      Reflects the historical revenues and certain operating expenses of 1875 Lawrence for the nine months ended September 30, 2008.

c.                                       Reflects the pro forma straight-line amortization of the above-market and below-market leases over the remaining non-cancelable terms of the leases ranging from 24 to 36 months.

d.                                      Reflects the reversal of historical property management fees for 1875 Lawrence.

e.                                       Reflects the property management fees associated with the current management of 1875 Lawrence, for a fee of 4.5% of annual gross revenues, as defined in the property management agreement.

f.                                         Reflects the asset management fees associated with 1875 Lawrence, for an annual asset management fee of 1% of the asset.

g.                                      Reflects the depreciation and amortization of 1875 Lawrence using the straight-line method over the estimated useful life of 25 years.

h.                                      Reflects the adjustment to the historical weighted average number of shares of common stock outstanding to reflect the acceptance of shares needed to provide for the cash purchase price of our property investment. The adjustment is computed as follows:

	Pro Forma
	Nine Months Ended
	September 30, 2008
Cash needed to acquire 1875 Lawrence	$35,020,583

Net cash received from each share of common stock issued	$9.05	(1)

Common stock needed to purchase 1875 Lawrence	3,869,678
Less historical basic weighted average of common stock outstanding at September 30, 2008	(1,626,721)
	2,242,957

(1) Net cash received per share of common stock issued is computed as $10 gross proceeds per share less $0.70 commissions per share and $0.25 dealer manager fees per share.

Behringer Harvard Opportunity REIT II, Inc.

Unaudited Notes to Pro Forma Consolidated Financial Statements

Unaudited Pro Forma Consolidated Statement of Operations for the Period from January 9, 2007 (date of inception) through December 31, 2007

a.                                       Reflects our historical operations for the period from January 9, 2007 (date of inception) through December 31, 2007.

b.                                      Reflects the historical revenues and certain operating expenses of 1875 Lawrence for the year ended December 31, 2007.

c.                                       Reflects the pro forma straight-line amortization of the above-market and below-market leases over the remaining non-cancelable terms of the leases ranging from 24 to 36 months.

d.                                      Reflects the reversal of historical property management fees for 1875 Lawrence.

e.                                       Reflects the property management fees associated with the current management of 1875 Lawrence, for a fee of 4.5% of annual gross revenues, as defined in the property management agreement.

f.                                         Reflects the asset management fees associated with 1875 Lawrence, for an annual asset management fee of 1% of the asset value.

g.                                      Reflects the depreciation and amortization of 1875 Lawrence using the straight-line method over the estimated useful life of 25 years.

h.                                      Reflects the adjustment to the historical weighted average number of shares of common stock outstanding to reflect the acceptance of shares needed to provide for the cash purchase price of our property investments. The adjustment is computed as follows:

	Pro Forma Period from January 9, 2007 (date of inception) through
	December 31, 2007
Cash needed to acquire 1875 Lawrence	$35,020,583

Net cash received from each share of common stock issued	$9.05	(1)

Common stock needed to purchase 1875 Lawrence	3,869,678
Less historical weighted average of common stock outstanding at December 31, 2007	(22,471)
	3,847,207

(1) Net cash received per share of common stock issued is computed as $10 gross proceeds per share less $0.70 commissions per share and $0.25 dealer manager fees per share.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BEHRINGER HARVARD OPPORTUNITY REIT II, INC.

Dated: December 19, 2008	By:	/s/ Gary S. Bresky
Gary S. Bresky
Chief Financial Officer